THIRD AMENDMENT TO LEASE AGREEMENT
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     This Third Amendment to Lease Agreement is made and entered into this
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day  of              , 2005, by and between POMEROY INVESTMENTS, LLC, a Kentucky
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limited  liability  corporation,  hereinafter  referred  to as "Landlord," whose mailing address is 903 Squire Oaks Drive, Villa Hills, Kentucky 41017 and POMEROY IT SOLUTIONS, INC., (f/k/a "POMEROY COMPUTER RESOURCES, INC.") a Delaware corporation, hereinafter referred to as "Tenant," whose mailing address is 1020 Petersburg Road, Hebron, Kentucky 41048.

                                   WITNESSETH:

     WHEREAS,  Landlord  and  Tenant  entered  into  a  Lease  Agreement,  dated
September 5, 1995 ("Lease"), for approximately 36,000 square feet of office space and 91,417 square feet of warehouse space consisting of Buildings A and B, respectively, on Lots 3 and 4 of Section 2 of Airpark International at Kentucky 20 and Elijah Creek Road;

     WHEREAS, Landlord and Tenant entered into an Amendment to Lease Agreement, dated May 6, 1997 ("Amendment"), for approximately 70,000 square feet of expansion space in Building B;

     WHEREAS, thereafter, Landlord and Tenant entered into a Second Amendment to Lease, dated March 24, 2000, for approximately 22,000 square feet of additional office space ("Building C"), which is adjacent to Buildings A and B;

     WHEREAS, it is the intent of the parties to further amend the Lease for the purpose of extending the term of the lease for Buildings A, B, and C and to provide for the rental rate for such Buildings during the term of this Third Amendment;

     WHEREAS, Landlord and Tenant hereby confirm and ratify, except as modified below, all of the terms and conditions, and covenants in that certain Lease dated September 5, 1995, and those certain Amendments thereto dated May 6, 1997 and March 24, 2000;

     NOW THERFORE, in consideration of the aforesaid premises and the mutual covenants and agreements set forth herein, Landlord and Tenant hereby covenant and agree as follows:

     1. Section 1(d) of the Lease, as amended, shall be further amended by replacing it, in its entirety with the following:

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LEASE   BUILDING A        BUILDING B      BUILDING B       BUILDING B       BUILDING C
YEAR    36,000 SQ. FT.    158,084 SQ.     1,000 SQ. FT.    2,333 SQ. FT.    22,000 SQ. FT.
                          FT.             (MEZZANINE       (MEZZANINE
                                          STORAGE          OFFICE
                                          SPACE)           SPACE)
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
Year 1  $ 9.49 / sq. ft.  $   4.08 / sq.  $    1.74 / sq.  $    7.15 / sq.  $ 13.47/ sq. ft.
                          ft.             ft.*             ft.
        ($28,470.00/      ($53,748.56/    ($145.00        ($1,390.08/       ($24.695.00/
        month)            month)          month)           month)           month)
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

     The base rent for Buildings A, B and C shall increase exactly 2% annually during the initial ten (10) year term hereof as follows:

     Year 1   . . . . . . . . . . . . . . . .  $108,448.64
     Year 2   . . . . . . . . . . . . . . . .  $110,617.61
     Year 3  . . . . . . . . . . . . . . . .   $112,829.96
     Year 4  . . . . . . . . . . . . . . . . . $115,086.56
     Year 5  . . . . . . . . . . . . . . . . . $117,388.29
     Year 6  . . . . . . . . . . . . . . . . . $119,736.06
     Year 7  . . . . . . . . . . . . . . . . . $122,130.78
     Year 8  . . . . . . . . . . . . . . . . . $124,573.40
     Year 9  . . . . . . . . . . . . . . . . . $127,064.87
     Year 10  . . . . . . . . . . . . . . . .  $129,606.17

     * Rental Rate is applicable solely as long as this square footage is being used for storage. If this square footage is converted for office use, Annual Base Rent shall be determined by the Building B mezzanine office space rate.

     3.   Section 1(f) of the Lease, as amended, is further amended as follows:

          Lease Commencement Date: Landlord and Tenant agree that "Commencement Date" shall be August 1, 2005.

     4.   Section  1(g) of the Lease, as amended, is further amended as follows:

          Base Rent Commencement Date: Landlord and Tenant agree that "Base Rent Commencement Date" shall be August 1, 2005.

     5.   Section 1(h) of the Lease is amended as follows:

          Termination Date: Landlord and Tenant agree that "Termination Date" shall be exactly Ten (10) Years from the Commencement Date - July 31, 2015;

     6. Exhibit G to the Lease shall be amended by deleting paragraph 1 therein in its entirety and replacing paragraph 2 therein with the following:

     OPTION TO RENEW. Provided that Tenant is not in default under any of its obligations under this Third Amendment to Lease Agreement, Tenant shall have the exclusive right, privilege and option to renew this Lease for two
     (2) consecutive terms of five (5) year renewal terms. Notice of the exercise of said option shall be given in writing to the Landlord at least ninety (90) days prior to the then expiring term. All of the terms and conditions of this Lease shall prevail during the renewal terms except the base rent, which shall increase during such renewal terms as mutually agreed to, in writing, by the parties in advance of the commencement of such renewal terms.

     Except as specifically amended, modified and supplemented herein, all of the terms, covenants, conditions, provisions and agreements contained in the Lease, as amended, are, and shall remain, unchanged and in force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have signed this Third Amendment to Lease Agreement on the day and year first written above.

SIGNED IN THE PRESENCE OF:              LANDLORD:

WITNESSES                               POMEROY  INVESTMENTS,  LLC

                                        BY:
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                                        TITLE:
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                                        TENANT:

                                        POMEROY  IT  SOLUTIONS,  INC.

                                        BY:
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                                        TITLE:
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